UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 21, 2006

                           SAFETEK INTERNATIONAL, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)

             Delaware                33-22175         75-2226896
             --------                --------         ----------
 (State or other jurisdiction of   (Commission       (IRS Employer
          incorporation)           File Number)   Identification No.)

                                 23 Aminadav St.
                             Tel Aviv, Israel, 67898

                    (Address of principal executive offices)

                                 972-3-561-3465
              (Registrant's Telephone Number, Including Area Code)

               --------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Resignations of Dr. Shay Goldstein, Jean-Pierre Elisha Martinez, and Gilad Yoeli

On June 21, 2006, Safetek International Inc. (the "Company") received a separate notice of resignation from each of the following directors: Dr. Shay Goldstein, Jean-Pierre Elisha Martinez, and Gilad Yoeli (collectively, the "Resigning Directors"). Dr. Goldstein also resigned as the Chief Medical Officer of the Company. Pursuant to such notices of resignation, the Resigning Directors resigned from their positions with the Company and its wholly-owned subsidiary, Oriens Life Sciences (Israel) Ltd., effective as of June 21, 2006.

Over the course of the previous months, there had been much dissension among the Board members regarding several matters, including without limitation, the direction and course of the Company and its business. In particular, current management feels that it is in the best interest of the stockholders of the Company to proceed with the transaction with Interactive Health Pharmacy Inc., a New York area specialty pharmacy provider, while the Resigning Directors felt that it is imperative that the Company proceed with the consummation of the transactions with Matrix Pharma Inc. and Serapis Technologies, Inc. The Resigning Directors were of the opinion that the Company should focus its resources on raising capital to develop a new product with the biological materials that were purchased from Serapis and to also exercise the option agreement with Matrix to license the compound that was developed by Matrix notwithstanding that these technologies are in pre-development stage and will require a significant amount of capital to bring them to market. To complete the development of the Thrombin inhibition compound to be licensed from Matrix, it is estimated that such development would require an investment of approximately $3.5 million. The senior executive officers adamantly objected to the consummation of these transactions and determined instead to proceed with the transaction with Interactive Health Pharmacy Inc.

The Company has provided each of the Resigning Directors with a copy of this disclosure and will provide each of them an opportunity to furnish the Company as promptly as possible with a letter addressed to the Company stating whether they agree with the above statements, and if not, stating the respects in which they do not agree. The Company agrees to file with the Securities and Exchange Commission as an exhibit by an amendment to this Form 8-K any such letter it receives from a resigning director within two business days after receipt.

For all the terms of the notices of resignation of Dr. Shay Goldstein, Jean-Pierre Elisha Martinez, and Gilad Yoeli, reference is hereby made to such notices annexed hereto respectively as Exhibits 17.1, 17.2, and 17.3. All statements made herein concerning such agreements are qualified by references to said exhibits.

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

Appointment of Amnon Presler as a Director

On June 21, 2006, the Board appointed Amnon Presler, who is the Chief Executive Officer of the Company, as a director of the Company, effective immediately, to serve until his successor is elected and qualified. Subsequent to the above resignations and the appointment of Mr. Presler as a director, the Company has two members on the Board, Mr. Presler and Tamar Tzaban-Nahomov, who is also the Chief Financial Officer of the Company.

Mr. Presler has more than 29 years of executive management, operations and international marketing experience, mainly in Datacom. He served as CEO of Corigin, and of Broadlight for 3 years and as President and CEO of Visonic, for 3 years. Before that he served at RAD Data Communications as President of RAD USA for 7 years and head of R&D for 9 years. Mr, Presler holds B,Sc in Electric Engineering from Ben Gurion University of the Negev, Israel.

Mr. Presler is not a director in any other reporting companies and has not been affiliated with any company that has filed for bankruptcy within the last five years. Mr. Presler does not have any family relationships with any of the other directors or executive officers of the Company.

Except for the following transactions, there were no other transactions during the last two years, or any proposed transactions, to which the Company was or is to be a party, in which Mr. Presler had or is to have a direct or indirect material interest:

On December 7, 2005, Mr. Presler and the Company entered into an employment agreement pursuant to which Mr. Presler was employed as the Chief Executive Officer of the Company. The employment agreement has been previously disclosed by the Company in its Current Report on Form 8-K, dated December 7, 2005 and filed with the Securities and Exchange Commission on December 14, 2005, and a copy of the agreement is annexed as an exhibit to such Form 8-K.

Pursuant to the employment agreement, Mr. Presler is entitled to receive as compensation for his services a monthly salary as follows: During the first two months, the monthly salary was US$ 7,500; thereafter the monthly salary has been US$ 8,500. In addition, Mr. Presler shall receive a bonus of $US 8,500 if the aggregate investments made in the Company and its Subsidiary after the date of his employment agreement exceed US$ 4,000,000. Mr. Presler also is entitled to participate in the employee stock option plan adopted by the Company as well as vacation, insurance benefits, and use of a company automobile. The term of Mr. Presler's employment shall continue until terminated by either party as provided in the employment agreement. The Company may terminate the employment agreement without notice for cause or in the event Mr. Presler becomes disabled. Either party may terminate the employment agreement without cause, for any reason whatsoever, upon 30 days notice within the first year of Mr. Presler's employment and upon 90 days prior written notice thereafter.

On March 31, 2006 the board of directors resolved to grant an aggregate of 2,659,449 stock options to Mr. Presler for future services exercisable at a price per share equal to 90% of the last transaction price quoted for such date by the NASDAQ system on the NASDAQ National Market as of the stock Option Agreement date, according to the Company's 2005 Employees/Consultants/Directors Stock Compensation Plan. These options vest over the three year period commencing December 1, 2005.

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

SECTION 9-FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of business acquired.    Not Applicable
(b) Pro forma financial information.              Not Applicable
(c) Exhibits

Exhibit 17.1    Notice of Resignation, dated June 21, 2006, executed by Gilad
                Yoeli

Exhibit 17.2 Notice of Resignation, dated June 21, 2006, executed by Jean-Pierre Elisha Martinez

Exhibit 17.3 Notice of Resignation, dated June 21, 2006, executed by Dr. Shay Goldstein



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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  SAFETEK INTERNATIONAL, INC.
                                  (Registrant)

                                  By:     /s/ Amnon Presler
                                          ------------------------------------
                                  Name:   Amnon Presler
                                  Title:  Chief Executive Officer and Director

Date: June 26, 2006


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